UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 29, 2013


                                MIAMI DAYS CORP.
             (Exact name of registrant as specified in its charter)

          Nevada                       333-183814                80-0832746
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

   1504 Bay Road, Suite 924, Miami FL                              33139
(Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code 786.222.7673

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ]  Soliciting  material  pursuant to Rule  14a-12  under the  Exchange  Act
    (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

Our company has signed a letter of intent with Life Stem Genetics, Inc. ("LSG") that, if the intent of the letter of intent is carried out, would result in our company acquiring 100% of the outstanding shares of LSG and in exchange the LSG shareholders will receive restricted shares of our company. In addition, after the proposed share exchange our company will provide financing to LSG sufficient to carry out its business objectives.

Life Stem Genetics, Inc. is a State of South Dakota corporation engaged in the business of providing stem cell therapy treatments.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIAMI DAYS CORP.


/s/ Gloria Simov
---------------------------------
Gloria Simov
President and Director
Date: August 29, 2013

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